SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): FEBRUARY 6, 2002

ALLIS-CHALMERS CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	1-2199
(State or other jurisdiction of incorporation) 39-0126090 (I.R.S. Employer Identification No.)	(Commission File Number)

7660 Woodway, Suite 200 HOUSTON, TEXAS	77063
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713)369-0550

ITEM 1. CHANGE IN CONTROL.
ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURE
EXHIBIT INDEX
Exhibit 3.1
Exhibit 10.1
Exhibit 10.2
Exhibit 10.3
Exhibit 10.4
Exhibit 10.5
Exhibit 10.6
Exhibit 10.7

ITEM 1. CHANGE IN CONTROL.

As described in Item 2 hereof, the Company has completed two acquisitions as a result of which Energy Spectrum Partners, LP has become the largest shareholder of the Company, with 6,559,863 shares or approximately 34% of the outstanding common stock as well as warrants which will entitle it to acquire up to an additional 437,500 shares of common stock and preferred stock which is immediately convertible into 4,666,667 shares of common stock. If the warrants were exercised and the preferred stock were converted, Energy Spectrum would own approximately 47% of the outstanding common stock.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

Allis Chalmers (“Company”) completed two acquisitions and related financing on February 6, 2002. The transactions are more fully described below.

Jens Oil Field Transaction

The Company purchased 81% of the outstanding stock of Jens Oil Field Service, Inc. (“JOS”). Jens Oilfield Service, Inc. supplies highly specialized equipment and operations to install casing and production tubing required to drill and complete oil and gas wells.

The purchase price for the 81% of JOS was (i) $10,250,000 in cash, (ii) a $4,000,000 note payable with interest payable quarterly and the principal due in four years, (iii) $1,000,000 for a non-compete agreement payable monthly for five years, and (iv) 1,397,849 shares of common stock of the Company.

In connection with the acquisition of JOS, financing institutions (the “Banks”) provided $5,574,396 in financing consisting of a revolving credit facility in the amount of $1,000,000, a term equipment facility in the amount of $4,042,396 and a real estate term facility in the amount of $532,000.

The Company also entered into a three year employment agreement with Mr. Jens Mortensen, Jr. Under the terms of the employment agreement, the Company will pay Mr. Mortensen a base salary of $150,000 per year.

Strata Acquisition

The Company also purchased substantially all the outstanding common stock and preferred stock of Strata Directional Technology, Inc. (“Strata”). Strata Directional Technology, Inc. provides high end directional and horizontal drilling technology for specific targeted reservoirs that cannot be reached vertically.

The principal owner of Strata was Energy Spectrum Partners, LP (“Energy Spectrum”). In connection with the acquisition of Strata, the Company issued 6,559863 shares of common stock of the Company and 3,500,000 shares of a newly created Series A 10% Cumulative Convertible Preferred Stock of the Company (“Series A Preferred Stock”) to Energy Spectrum in exchange for all of the preferred stock of Strata and substantially all of the common stock of Strata. Energy Spectrum, which is now the largest shareholder of the Company, is a private equity partnership headquartered in Dallas.

In connection with the acquisition of Strata, the Banks provided financing of $4,154,000 consisting of a revolving credit facility in the amount of $2,500,000 and a term facility in the amount of $1,654,000.

The Series A Preferred Stock issued to Energy Spectrum in connection with the Strata transaction has cumulative dividends at ten percent (10%) per annum payable in cash or additional Series A Preferred Stock. Additionally, the Series A Preferred Stock is convertible at $0.75 per share of Company common stock until January 29, 2003, when the conversion price will be lowered to the lesser of (i) $0.60 per share or (ii) 75% of the market price calculated in accordance with the certificate of designations of the Series A Preferred Stock. The Series A Preferred Stock is also subject to any dilution in the event of issuances below the conversion price of the Series A Preferred Stock and is subject to mandatory redemption on or before the first anniversary date of issuance and optional redemption by the Company at any time. The redemption price of the Series A Preferred Stock $1.00 per share. In addition, in connection with the Strata acquisition Energy Spectrum is being issued warrants for 437,500 shares of Company common stock at an exercise price of $0.15 per share and in the event all the outstanding shares of Series A Preferred Stock (except one) have not been redeemed by the Company prior to the first anniversary of issuance an additional warrant will be issued to Energy Spectrum for 437,500 shares with the same exercise price of $0.15 per share. In addition, the Company appointed three persons designated by Energy Spectrum, Thomas O. Whitener, Jr., James W. Spann, and Michael D. Tapp, as directors of the Company.

In connection with the Jens and Strata acquisitions, the Banks also made a subordinated loan to the Company in the amount of $3,000,000.

The Banks have been issued warrants for 1,165,000 shares of common stock at a $0.15 exercise price and 335,000 warrants to purchase common stock at $1.00 per share exercise price in connection with their subordinated debt financing. All these shares are subject to a put arrangement for $1,500,000 after three years by the Company. In addition, warrants to purchase common stock of the Company’s subsidiary, Mountain Compressed Air, were cancelled.

As a result of these transactions, Allis-Chalmers has approximately 19.5 million shares of common stock outstanding, as well as options and warrants to purchase up to 9.6 million additional shares. In addition, the Company has relocated its executive offices to Strata’s offices in Houston, Texas. Substantially all of the Company’s tangible assets have been pledged as collateral on the loans from the Banks.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements.

The Company will file the financial statements of the acquired companies within 60 days of the date this report is filed.

     (b)  Pro Forma Financial Information.

The Company will file the required pro forma financial statements within 60 days of the date this report is filed.

     (c)  Exhibits.

          3.1       Certificate of Designation, Preferences and Rights of the SERIES A 10% CUMULATIVE CONVERTIBLE PREFERRED STOCK ($.01 Par Value) of Allis Chalmers Corporation

          10.1     Stock Purchase Agreement dated February 1, 2002 by and between Allis-Chalmers Corporation, a Delaware corporation (“Buyer”) and Jens H. Mortensen, Jr.

          10.2     Stock Purchase Agreement dated February 1, 2002 by and between Allis-Chalmers Corporation, Energy Spectrum Partners, LP, and Strata Directional Technology, Inc.

          10.3     Credit and Security Agreement dated February 1, 2002 by and between Jens’ Oil Field Service, Inc. and Wells Fargo Credit, Inc.

          10.4     Amended and Restated Credit and Security Agreement dated February 1, 2002 by and between Strata Directional Technology, Inc. and Wells Fargo Credit, Inc.

          10.5     Credit Agreement dated February 1, 2002 by and between Allis-Chalmers Corporation and Wells Fargo Energy Capital, Inc.

          10.6     Warrant Purchase Agreement dated February 1, 2002 by and between Allis-Chalmers Corporation and Wells Fargo Energy Capital, Inc

          10.7     Employment Agreement dated February 1, 2002, by Jens’ Oil Field Service, Inc. and Jens H. Mortensen, Jr.*

*Compensation Contract

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIS-CHALMERS CORPORATION

By:	Munawar H. Hidayatallah

Munawar H. Hidayatallah President, Chief Executive Officer and Chairman

Date: February 20, 2002

EXHIBIT INDEX

          3.1       Certificate of Designation, Preferences and Rights of the SERIES A 10% CUMULATIVE CONVERTIBLE PREFERRED STOCK ($.01 Par Value) of Allis Chalmers Corporation

          10.1     Stock Purchase Agreement dated February 1, 2002 by and between Allis-Chalmers Corporation, a Delaware corporation (“Buyer”) and Jens H. Mortensen, Jr.

          10.2     Stock Purchase Agreement dated February 1, 2002 by and between Allis-Chalmers Corporation, Energy Spectrum Partners, LP, and Strata Directional Technology, Inc.

          10.3     Credit and Security Agreement dated February 1, 2002 by and between Jens’ Oil Field Service, Inc. and Wells Fargo Credit, Inc.

          10.4     Amended and Restated Credit and Security Agreement dated February 1, 2002 by and between Strata Directional Technology, Inc. and Wells Fargo Credit, Inc.

          10.5     Credit Agreement dated February 1, 2002 by and between Allis-Chalmers Corporation and Wells Fargo Energy Capital, Inc.

          10.6     Warrant Purchase Agreement dated February 1, 2002 by and between Allis-Chalmers Corporation and Wells Fargo Energy Capital, Inc.

          10.7     Employment Agreement dated February 1, 2002, by Jens’ Oil Field Service, Inc. and Jens H. Mortensen, Jr.*

*Compensation Contract